Finance Expense	12 Months Ended
Dec. 31, 2021
Disclosure Of Finance Expense [Abstract]
Finance expense

12. Finance expense

Finance expense are as follows:

	For the years ended December 31,
(EUR thousand)	2021	2020	2019
Interest on debts and borrowings	4,286	5,333	4,109
Financial discounts and other expenses	102	37	871
Interest on lease liabilities	585	624	626
Financial component IAS 19	28	125	374
Foreign currency exchange losses	10,172	12,033	5,334
Derivatives devaluation	3,211	2,471	2,513
Other fair value adjustments	424	1,225	1,423
Total finance expense	18,808	21,848	15,250

Finance expenses include bank interest on the Group’s financial debt (recalculated using the amortized cost method) and interest on leases about the portion of financial expenses payable matured in the reporting period on the liabilities, recognized in accordance with IFRS 16 - Leases.

Foreign exchange differences are realized, and unrealized gains and losses incurred on transactions in currencies other than the functional currency of the Group; the net foreign currency exchange impact, given by the sum of gains and losses, amounts to EUR (2,584) thousand for the year ended December 31, 2021, EUR (448) thousand for the year ended December, 31 2020 and EUR (545) thousand for the year ended December 31, 2019.

For the year ended December 31, 2021, foreign currency exchange losses are affected by non-recurring loss amounting to EUR 4,280 thousand related to a derivative financial instrument entered into to reduce the risk of fluctuations in the EUR/USD exchange rate in relation to the IPO proceeds.